SUPPLEMENT TO THE

FIDELITY® CALIFORNIA MUNICIPAL MONEY MARKET FUND
SPARTAN® CALIFORNIA MUNICIPAL MONEY MARKET FUND and
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

April 26, 2002

STATEMENT OF ADDITIONAL INFORMATION

Effective July 21, 2002, Spartan® California Municipal Income will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces the similar information found under the heading "Futures Contracts" in the "Investment Policies and Limitations" section on page 6.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The following information supplements information found in the "Investment Policies and Limitations" section beginning on page 2.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

CMSB-02-03 October 30, 2002
1.475748.109

The following information replaces the similar information found under the heading "2002 Tax Rates" in the "Performance" section on page 32.

	If your combined federal and state effective income tax rate in 2002 is:
	31.38%	32.84%	33.79%	36.51%	41.05%	44.31%
If a tax-exempt security's yield is:	The tax-equivalent yield would be:
2%	2.91%	2.98%	3.02%	3.15%	3.39%	3.59%
3%	4.37%	4.47%	4.53%	4.73%	5.09%	5.39%
4%	5.83%	5.96%	6.04%	6.30%	6.78%	7.18%
5%	7.29%	7.44%	7.55%	7.88%	8.48%	8.98%
6%	8.74%	8.93%	9.06%	9.45%	10.18%	10.77%
7%	10.20%	10.42%	10.57%	11.03%	11.87%	12.57%

The following information replaces similar information found in the "Distribution and Taxes" section on page 37.

Generally, each fund purchases municipal securities whose interest, in the opinion of the issuer's bond counsel, is free from federal income tax. FMR does not guarantee that this opinion is correct and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Effective March 1, 2002, Mr. Greer no longer serves as Vice President of California Municipal Money Market and Spartan California Municipal Money Market. The following information has been removed from the "Trustees and Officers" section on page 41.

Boyce I. Greer (46)

Year of Election or Appointment: 1997

Vice President of California Municipal Money Market and Spartan California Municipal Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Effective July 18, 2002, Mr. Morrison serves as Vice President of Spartan California Municipal Income. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 41.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Spartan California Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Effective July 18, 2002, Mr. Knox serves as Assistant Treasurer of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. The following information supplements similar information in the "Trustees and Officers" section beginning on page 41.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Effective July18, 2002, Mr. Murphy no longer serves as Vice President of Spartan California Municipal Income. Effective July18, 2002, Mr. Murphy serves as Vice President of California Municipal Money Market and Spartan California Municipal Money Market. The following information replaces similar information in the "Trustees and Officers" section on page 41.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of California Municipal Money Market and Spartan California Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Effective June 1, 2002, Christine Thompson no longer serves as a Vice President of Spartan California Municipal Income. The following information has been removed from the "Trustees and Officers" section on page 41.

Christine Thompson (43)

Year of Election or Appointment: 1998

Vice President of Spartan California Municipal Income and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Effective July18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. The following information has been removed from the "Trustees and Officers" section on page 42.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).